T. Rowe Price Growth Stock Fund

T. Rowe Price Growth Stock ETF

Supplement to Prospectuses and Summary Prospectuses dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2025, James Stillwagon will join Joseph B. Fath as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective September 30, 2025, Mr. Fath will step down as a co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Stillwagon joined T. Rowe Price in 2017.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2025, James Stillwagon will join Joseph B. Fath as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective September 30, 2025, Mr. Fath will step down as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee, and Mr. Stillwagon will remain as the fund’s sole portfolio manager and chair of the Investment Advisory Committee. Mr. Stillwagon joined the Firm in 2017, and his investment experience dates from 2008. He has served as a portfolio manager with the Firm throughout the past five years.

The date of this supplement is December 11, 2024.

G58-041 12/11/24